UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported)   September 19, 2005
HARTVILLE GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-82786	94-3360099

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3840 Greentree Ave., SW, Canton, OH	44706

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (330) 484-8080
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240,14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240,13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTOR; APPOINTMENT OF PRINCIPAL OFFICERS
The Registrant announced that it has appointed Christopher R. Sachs as the Company’s Chief Financial Officer effective as of September 19, 2005.
Mr. Sachs has not entered into any employment agreement with the Registrant. His compensation package has not been finalized.
SECTION 7. REGULATION FD
ITEM 7.01.
On September 22, 2005, the Registrant issued a press release announcing the election of Christopher R. Sachs as the Chief Financial Officer of the Registrant.
A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
SECTION 9.01. FINANCIAL STATEMENTS AND EXHIBITS
The following exhibits are incorporated by reference as part of this Report:

Exhibit	Description of Exhibit

99.1	Press Release dated September 22, 2005

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 22nd day of September, 2005.
HARTVILLE GROUP, INC.
By: /s/ Dennis C. Rushovich
Dennis C. Rushovich
President